UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2017

QUORUM HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37550	47-4725208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1573 Mallory Lane, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 221-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Quorum Health Corporation (the “Company”) held its 2017 Annual Meeting of Stockholders on May 16, 2017 (the “Annual Meeting”). The following describes the matters that were submitted to the vote of the stockholders of the Company at the Annual Meeting and the result of the votes on these matters:

(1) The stockholders elected each of the following persons as directors of the Company for terms that expire at the 2018 annual meeting of the stockholders of the Company and until his or her successor is elected and qualified.

Name	For	Against	Abstain	Broker Non-Votes
(a) Thomas D. Miller	22,614,390	425,019	1,965,612	2,138,246
(b) William M. Gracey	22,727,704	332,670	1,944,647	2,138,246
(c) James T. Breedlove	22,710,826	349,576	1,944,619	2,138,246
(d) Adam Feinstein	22,719,869	340,108	1,945,044	2,138,246
(e) Joseph A. Hastings, D.M.D.	22,708,813	351,479	1,944,729	2,138,246
(f) William S. Hussey	21,261,438	670,450	3,073,133	2,138,246
(g) Barbara R. Paul, M.D.	21,698,137	428,530	2,878,354	2,138,246
(h) R. Lawrence Van Horn, Ph.D.	23,015,169	123,180	1,866,672	2,138,246

(2) The stockholders approved the advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
22,002,818	1,061,435	1,940,768	2,138,246

(3) The stockholders approved the advisory (non-binding) preference for an advisory vote on executive compensation to be held every year. Based on the results of the vote, the Company will provide an advisory vote on executive compensation on an annual basis.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,808,035	20,726	4,315,430	1,860,830	2,138,246

(4) The stockholders approved, for purposes of Section 162(m) of the Internal Revenue Code, the material terms of the Company’s 2016 Employee Performance Incentive Plan.

For	Against	Abstain	Broker Non-Votes
22,878,572	262,285	1,864,164	2,138,246

(5) The stockholders approved, for purposes of Section 162(m) of the Internal Revenue Code, the material terms of the Company’s 2016 Stock Award Plan.

For	Against	Abstain	Broker Non-Votes
21,610,320	1,530,241	1,864,460	2,138,246

(6) The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Votes
24,890,432	390,086	1,862,749	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2017	QUORUM HEALTH CORPORATION
(Registrant)

	By:	/s/ Michael J. Culotta
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(principal financial officer and principal accounting officer)